AGREEMENT AND PLAN OF MERGER

                                   dated as of

                                  July 28, 2000

                                      among

                       COMCAST CABLE COMMUNICATIONS, INC.

                           COMCAST JOIN HOLDINGS, INC.

                                       and

                           COMCAST LCI HOLDINGS, INC.
























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                                TABLE OF CONTENTS
                             ----------------------

                                                                          PAGE

                                    ARTICLE 1
                                   DEFINITIONS

SECTION 1.01.  Definitions...................................................1

                                    ARTICLE 2
                                   THE MERGER

SECTION 2.01.  The Merger....................................................2
SECTION 2.02.  Effect on Shares..............................................2

                                    ARTICLE 3
                            THE SURVIVING CORPORATION

SECTION 3.01.  Certificate of Incorporation..................................3
SECTION 3.02.  Bylaws........................................................3
SECTION 3.03.  Directors and Officers........................................3

                                    ARTICLE 4
                                  MISCELLANEOUS

SECTION 4.01.  Governing Law.................................................3




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                          AGREEMENT AND PLAN OF MERGER

         AGREEMENT AND PLAN OF MERGER dated as of July 28, 2000 among COMCAST CABLE COMMUNICATIONS, INC., a Delaware corporation and a wholly owned subsidiary of Comcast Corporation ("CCCI"), COMCAST JOIN HOLDINGS, INC., a Delaware corporation and a wholly owned subsidiary of Comcast Corporation ("Comcast JOIN"), and COMCAST LCI HOLDINGS, INC., a Delaware corporation and a wholly-owned subsidiary of Comcast Corporation ("Comcast LCI").

         The parties hereto agree as follows:



                                    ARTICLE 1
                                   DEFINITIONS

         SECTION 1.01. Definitions. The following terms, as used herein, have the following meanings:

         "CCCI Stock" means the common stock, $1.00 par value, of CCCI.

         "Comcast JOIN Stock" means the common stock, $1.00 par value, of Comcast JOIN.

         "Comcast LCI Stock" means the common stock, $1.00 par value, of Comcast LCI.

         "Delaware Law" means the General Corporation Law of the State of Delaware.

         "Person" means an individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

         "Subsidiary" means, with respect to any Person, any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at any time directly or indirectly owned by such person.






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                                    ARTICLE 2
                                   THE MERGER

         SECTION 2.01. The Merger. (a) At the Effective Time, each of Comcast JOIN and Comcast LCI shall be merged (the "Mergers") with and into CCCI in accordance with Delaware Law, whereupon the separate existence of each of Comcast JOIN and Comcast LCI shall cease, and CCCI shall be the surviving corporation (the "Surviving Corporation").

          (b) Promptly after the execution hereof, the parties will file certificates of merger with the Delaware Secretary of State. The Mergers shall become effective at such time (the "Effective Time") as the certificates of merger are duly filed with the Delaware Secretary of State (or at such later time as may be specified in the certificates of merger).

          (c) From and after the Effective Time, the Surviving Corporation shall possess all the rights, powers, privileges and franchises and be subject to all of the obligations, liabilities, restrictions and disabilities of Comcast JOIN and Comcast LCI, all as provided under Delaware Law.

         SECTION 2.02.  Effect on Shares.  At the Effective Time,

          (a) each share of Comcast JOIN Stock and Comcast LCI Stock outstanding immediately prior to the Effective Time shall be cancelled, and no payment shall be made with respect thereto;

          (b) each share of Comcast JOIN Stock and Comcast LCI Stock held by Comcast JOIN or Comcast LCI, as the case may be, as treasury stock or owned by CCCI or any of its Subsidiaries immediately prior to the Effective Time shall be cancelled, and no payment shall be made with respect thereto;

         (c) each share of CCCI Stock outstanding immediately prior to the Effective Time shall remain outstanding and be unaffected by the Merger; and

         (d) each share of CCCI Stock held by CCCI, as treasury stock or owned by Comcast Corporation, a Pennsylvania corporation, or any of its Subsidiaries immediately prior to the Effective Time shall be unaffected by the Merger.



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                                    ARTICLE 3
                            THE SURVIVING CORPORATION

         SECTION 3.01. Certificate of Incorporation. The certificate of incorporation of the Surviving Corporation in effect at the Effective Time shall be the certificate of incorporation of the Surviving Corporation until amended in accordance with applicable law.

         SECTION 3.02. Bylaws. The bylaws of the Surviving Corporation in effect at the Effective Time shall be the bylaws of the Surviving Corporation until amended in accordance with applicable law.

         SECTION 3.03. Directors and Officers. From and after the Effective Time, until successors are duly elected or appointed and qualified in accordance with applicable law, (i) the directors of the Surviving Corporation at the Effective Time shall be the directors of the Surviving Corporation and (ii) the officers of the Surviving Corporation at the Effective Time shall be the officers of the Surviving Corporation.



                                    ARTICLE 4
                                  MISCELLANEOUS

         SECTION 4.01. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.






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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                 COMCAST CABLE
                                 COMMUNICATIONS, INC.



                                 By:   /s/ Arthur R. Block
                                       ------------------------------------
                                       Name:  Arthur R. Block
                                       Title:


                                 COMCAST JOIN HOLDINGS, INC.



                                 By:   /s/ Arthur R. Block
                                       ------------------------------------
                                       Name:  Arthur R. Block
                                       Title:


                                 COMCAST LCI HOLDINGS, INC.



                                 By:   /s/ W. E. Dordelman
                                       ------------------------------------
                                       Name:  W. E. Dordelman
                                       Title:








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